UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 6, 2009

Golden Eagle International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Colorado	0-23726	84-1116515
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification
Incorporation)		No.)

9661 South 700 East, Salt Lake City, Utah 84070
(Address of Principal Executive Offices) (Zip Code)

(801) 619-9320
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 2 and 3, 2009, Golden Eagle International, Inc. (hereafter referred to as “us” or “we”) entered into seven separate Series D Contingent Convertible Preferred Stock Subscription Agreements (“Subscription Agreement” or “Subscription Agreements”) that became effective July 6, 2009 when we filed the Articles of Amendment to our Articles of Incorporation with the Colorado Secretary of State designating our new Series D Stock. These Subscription Agreements provide for the issuance of an aggregate of 794,450 shares of our newly created Series D contingent convertible preferred stock (the “Series D Stock”) for satisfaction in full of debt totaling $794,450. The debt retired by the issuance was comprised of debt owed to the seven separate subscribers named below. The subscribers with whom we entered into Subscription Agreements, and the terms upon which we issued each subscriber shares of Series D Stock, are summarized below:

1)	Golden Eagle Mineral Holding, Inc. (“GEMH”), an entity unaffiliated with us (with the exception of being a 10% or greater shareholder), providing for the issuance of 282,264 shares of Series D Stock to GEMH in full satisfaction of a convertible debenture held by GEMH which came due and payable on May 1, 2009 for a debt in the amount of $277,289, with the addition of $4,975 in a long-pending interest payment unrelated to the convertible debenture amount due; and

2)	Jose Edmundo Arauz (“Arauz”), providing for the issuance of 234,685 shares of Series D Stock to Arauz in full satisfaction of several promissory notes issued to him over the course of the past year in the amount of $234,685; and

3)	The Virginia H. Penrod Living Trust (“Penrod Trust”), providing for the issuance of 50,000 shares of Series D Stock to the Penrod Trust in full satisfaction of a promissory note due on demand issued to it on July 3, 2009 in the amount of $25,000 and a convertible debenture issued to it on September 3, 2008 in the amount of $25,000; and

4)	Robert S. Chramosta (“Chramosta”), providing for the issuance of 75,000 shares of Series D Stock to Chramosta in full satisfaction of a promissory note due on demand issued to him on June 18, 2009 in the amount of $25,000 and a convertible debenture issued to him on May 21, 2008 in the amount of $50,000; and

5)	Meridian International Holdings, S.A. (“Meridian”), providing for the issuance of 40,000 shares of Series D Stock to Meridian in full satisfaction of a promissory note due on demand issued to him on June 20, 2009 in the amount of $15,000 and a convertible debenture issued to it on September 17, 2008 in the amount of $25,000; and

6)	Lone Star Equity Group, LLC (“Lone Star”), providing for the issuance of 105,500 shares of Series D Stock to Lone Star in full satisfaction of a promissory note due on demand issued to it on June 18, 2009 in the amount of $75,000, a convertible debenture issued to it on September 12, 2008 in the amount of $25,000, and a promissory note due on demand issued to it on November 26, 2008 ; and

7)	Sierra West Capital, LLC (“Sierra West”), providing for the issuance of 7,000 shares of Series D Stock to Sierra West in full satisfaction of a promissory note due on demand issued to it on June 30, 2009 in the amount of $7,000.

The Subscription Agreements provide that the Series D Stock will be issued in complete satisfaction of the debt owned to GEMH, Arauz, the Penrod Trust, Chramosta, Meridian, Lone Star and Sierra West described above. In each Subscription Agreement the subscriber made representations and acknowledgments to the Company regarding his or its knowledge of the Company and its affairs, and each subscriber’s understanding that the acceptance of the Series D Stock in satisfaction of the debt imposes certain risks on each subscriber.

In connection with these Subscription Agreements, and as reflected in more detail below in Item 3.03, on June 30, 2009 our board of directors voted to approve a Certificate of Designation of the Preferences and Rights of the Series D Stock (“Certificate of Designation”) as described below, which Certificate of Designation was filed with the Colorado Secretary of State and became effective on July 6, 2009.

Item 3.02 Unregistered Sales of Equity Securities

(a)     On July 6, 2009 we issued 794,450 shares of our Series D Stock to seven accredited investors in satisfaction of indebtedness in the approximate amount of $794,450.

(b)     There were no placement agent or underwriters involved in the transactions and no underwriting discounts or commissions were paid in connection with the transactions.

(c)     The Series D Stock was not issued in consideration for cash.

(d)     We relied on the exemption from registration provided by Sections 4(2) and 4(6) and Rule 506 of Regulation D under the Securities Act of 1933 for these transactions.  We believed these exemptions were available because:

o	All purchasers were accredited investors

o	There was no general solicitation or general advertising involved in the offer or sale;

o	The offer and sale did not involve a public offering;

o	We provided each of the investors with disclosure of all aspects of our business, including providing the accredited investors with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information. Further, based on our investigation, we believe that the accredited investors obtained all information regarding the Company they requested, received answers to all questions they posed, and otherwise understood the risks of accepting our securities for investment purposes.

o	We will be placing restrictive legends on the certificates representing these securities issued to the accredited investors stating that the securities were not registered under the Securities Act of 1933 and are subject to restriction on their transferability and resale.

To the extent that any of the purchasers are Non-U.S. Persons as that term is defined in Regulation S, we also relied on the exemption from registration provided by Regulation S.

(e)     Subject to our having sufficient authorized capital to permit the conversion of the Series D Stock into common stock, the Series D Stock is convertible for common shares of our stock at the conversion ratio of 2,500 shares of common stock for every 1 share of Series D Stock.  We have no registration obligation with respect to the shares of Series D Stock issued.

(f)     We have previously used, or are currently using, the loan proceeds for general corporate purposes. We have reduced the debt on our balance sheet for which we have exchanged our Series D Stock and made a corresponding entry to the equity section of our balance sheet.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

        On June 30, 2009, our board of directors approved an amendment to our Articles of Incorporation establishing the rights, preferences, privileges and restrictions of, and the number of shares comprising, our Series D Stock consisting of 999,000 shares. On July 6, 2009 we filed the Articles of Amendment to our Articles of Incorporation with the Colorado Secretary of State designating the Series D Stock, which amendment became effective upon filing.  As a result of the issuance of the Series D Stock, the Corporation has:

o	3,500,000 shares of our Series A stock designated and no shares outstanding;

o	4,500,000 shares of our Series B contingent convertible preferred stock authorized and 80,000 issued and outstanding;

o	1 share of our Series C contingent convertible preferred stock authorized and issued; and

o	999,999 share of our Series D contingent convertible preferred stock, with 794,450 issued and outstanding.

        We currently have no plans to issue any additional shares of the Corporation’s Series D Stock, although we may later determine it is appropriate to do so.

        The Certificate of Designation made each share of Series D Preferred stock convertible to 2,500 shares of our common stock. The conversion may only occur following the occurrence of a “Conversion Event” as defined in the Certificate of Designation. A Conversion Event will occur upon additional common shares being available after the authorization by our shareholders of an increase in our number of common shares or the reorganization of our common stock through a reverse split. Each share of Series D Stock votes with the common stock, and is entitled to as many votes as the shares of common stock into which the Series D Stock is convertible, assuming that a Conversion Event has occurred. The Series D Stock is entitled to dividends and distributions upon liquidation as though it were fully converted to common stock. The conversion may only occur following the occurrence of a “Conversion Event” as defined in the Certificate of Designation. The outstanding shares of Series B preferred stock and Series C preferred stock are “Senior Securities” with respect to the Series D Stock.

        A copy of the Certificate of Designation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)     Not applicable.

(b)     Not applicable.

(c)     Not applicable.

(d)     Exhibits

        3.1 Certificate of Designation of the Preferences and Rights of Series D Contingent Convertible Preferred Stock (included in Exhibit 3.1).

        10.1 Form of Debt Settlement Series D Contingent Convertible Preferred Stock Subscription Agreement (except for the number of shares acquired, the form of subscription agreement for all seven subscribers described in Item 1.01(1) through (7) contain substantially the same terms).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 6th day of July, 2009.

Golden Eagle International, Inc. By: /s/ Terry C. Turner —————————————— Terry C. Turner President and Chief Executive Officer